SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 30, 2004


                            Valpey-Fisher Corporation

               (Exact Name of Registrant as Specified in Charter)


       Maryland                       1-4184                   06-0737363
       --------                       ------                   ----------

(State or other jurisdiction       Commission File            (IRS Employer
  of incorporation)                    Number             Identification Number)


75 South Street, Hopkinton, MA                                      01748
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

    Exhibit No.         Description
    -----------         -----------

       99.1             Press Release dated July 30, 2004


Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

     On July 30, 2004, Valpey-Fisher Corporation ("the Company") issued a press release announcing the Company's financial results for the second quarter and six months ended June 27, 2004. A copy of the Company's press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such filing expressly references this Current Report on Form 8-K.

                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Valpey-Fisher Corporation


Date:  July 30, 2004                           By: /s/ Michael J. Kroll
                                                   --------------------
                                                   Michael J. Kroll
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer